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                                                                   EXHIBIT 99.1


                    [DELOITTE TOUCHE TOHMATSU LETTERHEAD]


August 18, 1997

Flextronics International Ltd.
514 Chai Chee Lane #04-13
Singapore 469029

Dear Sirs,

Our audit report dated March 12, 1997 states that the audit of Astron Group Limited for the year ended December 31, 1995 was performed in accordance with generally accepted auditing standards in Hong Kong. Those standards do not differ from generally accepted auditing standards in the United States of America.

Yours faithfully,

/s/ DELOITTE TOUCHE TOHMATSU

Deloitte Touche Tohmatsu
Hong Kong